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                                                                    EXHIBIT 99.1

                           Form of Subordinated Note






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                           [FORM OF SUBORDINATED NOTE]

                                 (Face of Note)

THE NOTES (HEREINAFTER REFERRED TO) ARE NOT SAVINGS ACCOUNTS, DEPOSITS OR OTHER OBLIGATIONS OF ANY INSURED DEPOSITORY INSTITUTION OR OTHER SUBSIDIARY OF THE ISSUER (HEREINAFTER REFERRED TO) AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE BANK INSURANCE FUND, THE SAVINGS ASSOCIATION INSURANCE FUND OR ANY OTHER GOVERNMENT AGENCY.

This Note is a Debt Security in global form within the meaning of the Indenture hereinafter referred to (and a Global Security within the meaning of the Prospectus dated February 22, 2001 relating to the Notes) and is registered in the name of The Depository Trust Company (the "Depositary"), a New York corporation, or a nominee of the Depositary. This Note is not exchangeable for securities registered in the name of a person other than the Depositary or its nominee except in the limited circumstances described in the Indenture, and no transfer of this Note (other than a transfer of this Note as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary) may be registered except in the limited circumstances described in the Indenture. Unless this certificate is presented by an authorized representative of the Depositary to Union Planters Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of the Depositary (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Registered No. *                                                       $*
CUSIP Number:  *

                           UNION PLANTERS CORPORATION

                        7.75% SUBORDINATED NOTE DUE 2011

         UNION PLANTERS CORPORATION, a Tennessee corporation (the "Issuer," which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of * DOLLARS ($*) on March 1, 2011, and to pay interest thereon from February 27, 2001, or from the most recent date to which interest has been paid or duly provided for, semiannually on March 1 and September 1 (each, an "Interest Payment Date") in each year, commencing on September 1, 2001, at the rate of 7.75% per annum, until the principal hereof is paid or duly made available for payment. The interest so payable and punctually paid or duly provided for, on any Interest Payment Date, will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the February 15 immediately before each March 1 and the August 15 immediately before each September 1 (whether or not a Business Day). Any such interest which is payable, but is not punctually paid or duly provided for on any Interest Payment


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Date, shall forthwith cease to be payable to the Registered Holder on such
Regular Record Date, and may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed as more fully provided in such Indenture. Payment of the principal of and interest on this Note will be made at the principal corporate trust office of the Paying Agent in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Issuer by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. If a payment date is not a Business Day, payment may be made on the next succeeding day that is a Business Day, and no interest shall accrue for the intervening period. "Business Day" shall mean any day that is not a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies in New York, New York or Memphis, Tennessee are generally authorized or obligated by law to close.

                  This Note is one of the series of Debt Securities of the Issuer designated "7.75% Subordinated Notes Due 2011" (the "Notes"). Reference is hereby made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Trustee by the manual signature of one of its authorized officers, this Note shall not be entitled to any benefit under such Indenture or be valid or obligatory for any purpose.


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                  IN WITNESS WHEREOF, the Issuer has caused this Note to be
signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                         UNION PLANTERS CORPORATION



                                         By:
                                            -----------------------------------
                                         Name:
[SEAL]                                   Title:




Attest:




By:
    ----------------------------------------
Name:
Title:  Secretary

Dated:  February 27, 2001




                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Debt Securities of the series designated "7.75% Subordinated Notes Due 2011" issued under the within mentioned Indenture.

                                                BANK ONE TRUST COMPANY,
                                                NATIONAL ASSOCIATION,
                                                as Trustee



Dated: February 27, 2001                        By:
                                                    ---------------------------
                                                         Authorized Signatory



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                                (Reverse of Note)


                           UNION PLANTERS CORPORATION

                        7.75% SUBORDINATED NOTE DUE 2011


                  This Note is one of a duly authorized issue of Debt Securities of the Issuer of the series designated "7.75% Subordinated Notes Due 2011," issued under a Subordinated Indenture, dated as of February 27, 2001 (herein called the "Indenture"), between the Issuer and Bank One Trust Company, National Association, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture) to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Notes, and the terms upon which the Notes are, and are to be, authenticated and delivered. Each capitalized term used in this Note and not defined in this Note shall have the meaning set forth in the Indenture. Every reference herein to the Notes also shall apply to this Note. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended, as in effect on the date of the Indenture. The Notes are subject to all such terms, and Holders of Notes are referred to the Indenture, all indentures supplemental thereto and said Act for a statement of such terms.

                  The payment of principal of and interest on this Note is expressly subordinated (as provided in the Indenture) in right of payment to the prior payment in full of Senior Indebtedness and (as provided in the Indenture) to Other Financial Obligations, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees, expressly for the benefit of the present and future holders of Senior Indebtedness and Other Financial Obligations, whether now or hereafter outstanding, to and shall be bound by such provisions.

                  The Notes have the Events of Default as set forth in Section
5.01 of the Indenture. Subject to certain limitations in the Indenture, if an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Outstanding Notes may declare the principal of the Notes to be due and payable immediately by a written notice to the Issuer (and to the Trustee if given by such Holders). Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes.

                  Subject to certain exceptions requiring the consent of each Holder affected, the Indenture or the Notes may be amended or supplemented with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes affected, and compliance by the Issuer with certain provisions of the Indenture and any past default under the Indenture (except a default in the payment of the principal of or interest on the Notes or in respect of a covenant or provision which under the terms of the Indenture cannot be modified or amended without the consent of each Holder affected) may be waived with the consent of the Holders of at least a majority in principal amount of the Outstanding Notes. Without notice to or the consent of any Holder, the parties to the Indenture may amend or supplement the Indenture or the Notes to, among other things, cure any ambiguity, defect or inconsistency, provide for assumption of the Issuer's obligations to Holders by another Person or make any change that does not adversely affect the rights of any Holder.


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                  No reference herein to the Indenture and no provision of this
Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place and rate, and in the coin or currency, herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note may be registered on the Security Register of the Issuer, upon surrender of this Note for registration of transfer at any office or agency of the Issuer maintained pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer, duly executed by the Holder hereof or by his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

                  The Notes are initially issued only in the form of a Global Security, and will not be exchanged for Notes in definitive registered form except under the circumstances and in the manner set forth in the Indenture. The Notes are issuable in denominations of $1,000 and integral multiples of $1,000. A Holder may register the transfer or exchange of the Notes as provided in the Indenture. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes, fees or other governmental charges required by law or permitted by the Indenture.

                  The Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name this Note is registered with the Security Registrar as the owner hereof for all purposes.

                  Initially, Bank One Trust Company, National Association will act as Paying Agent and Security Registrar. The Issuer may change any Security Registrar or co-Security Registrar with notice to the Trustee and to the Holders.

                  If money for the payment of the principal of or interest on the Notes remains unclaimed for two years, the Trustee and the Paying Agent will pay the money back to the Issuer at its request. After such time, Holders entitled to the money must look to the Issuer for payment unless an abandoned property law designates another Person, and all liability of the Trustee and the Paying Agent with respect to such money shall cease.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates as if it were not the Trustee.


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                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM             -    as tenants in common
TEN ENT             -    as tenants by the entireties
JT TEN              -    as joint tenants with right of survivorship
                         and not as tenants in common

UNIF GIVE MIN ACT   -   _______________ Custodian _______________
     (Cust)                 (Minor)
                                      under the Uniform Gifts to Minors Act

                                      --------------------------------------
                                                      (State)

                  Additional abbreviations may also be used though not in the above list.

                  The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:

                                      Union Planters Corporation
                                      7130 Goodlett Farms Parkway
                                      Memphis, TN  38018
                                      Attention:  Corporate Secretary


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                                 ASSIGNMENT FORM


To assign this Note, fill in the form below:

(I) or (we) assign and transfer this Note to

------------------------------------------------------
 (insert assignee's social security or tax I.D. no.)

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------------------------------------------------------

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(Print or type assignee's name, address and zip code)

and irrevocably appoint __________________________________
agent to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.


Date:
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Your Signature:
               ----------------------------------------

              ---------------------------------------------
              (Sign exactly as your name appears on the other side of this Note)


Signature Guarantee:
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